                                                                   EXHIBIT 10.27










                         SIMMONS RETIREMENT SAVINGS PLAN





                      AMENDED AND RESTATED: JANUARY 1, 2002


                                TABLE OF CONTENTS

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                                                                                                            Page
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
SECTION 1.    INTRODUCTION....................................................................................1

SECTION 2.    DEFINITIONS.....................................................................................3

              (a)       Administrator.........................................................................3
              (b)       Affiliated Company....................................................................3
              (c)       Beneficiary...........................................................................3
              (d)       Board of Directors....................................................................3
              (e)       Break in Service......................................................................3
              (f)       Code..................................................................................3
              (g)       Company...............................................................................3
              (h)       Early Retirement Age..................................................................3
              (i)       Eligible Employee.....................................................................3
              (j)       Employee..............................................................................4
              (k)       Employer..............................................................................4
              (l)       Employer Matching Contribution........................................................4
              (m)       Employer Non-Elective Contributions...................................................4
              (n)       Enrollment Date.......................................................................4
              (o)       ERISA.................................................................................5
              (p)       Highly Compensated Employee...........................................................5
              (q)       Hour of Service.......................................................................5
              (r)       Investment Manager....................................................................7
              (s)       Non-Highly Compensated Employee.......................................................7
              (t)       Non-Vested Amounts....................................................................7
              (u)       Normal Retirement Age.................................................................7
              (v)       Participant...........................................................................7
              (w)       Plan..................................................................................7
              (x)       Plan Year.............................................................................7
              (y)       Qualified Election....................................................................7
              (z)       Qualified Joint and Survivor Annuity..................................................8
              (aa)      Salary................................................................................8
              (bb       Salary Deferral.......................................................................9
              (cc)      Section 415 Compensation..............................................................9
              (dd)      Trust.................................................................................9
              (ee)      Trustee...............................................................................9
              (ff)      Units.................................................................................9
              (gg)      Valuation Date........................................................................9
              (hh)      Year of Service.......................................................................9

SECTION 3.    PARTICIPATION IN THE PLAN......................................................................10

              (a)       Initial Enrollment...................................................................10
              (b)       Transfer from Another Plan...........................................................10
              (c)       Termination and Reinstatement........................................................10

SECTION 4.    SALARY DEFERRALS...............................................................................11

              (a)       Deferrals from Salary................................................................11
              (b)       Maximum Amount of Contributions......................................................12
              (c)       Transfers from other Plans...........................................................13
              (d)       Return of Contributions..............................................................14

SECTION 5.    NONDISCRIMINATION LIMIT ON SALARY DEFERRALS....................................................15

              (a)       General Rules........................................................................15
              (b)       Actual Deferral Percentage...........................................................15
              (c)       Highly Compensated Eligible Employee.................................................15
              (d)       Refund of Excess Contributions.......................................................16
              (e)       Reduction of Excess Contributions....................................................16
              (f)       Testing Provisions...................................................................17

SECTION 6.    CHANGES IN DEFERRALS AND VOLUNTARY TERMINATION.................................................18

SECTION 7.    EMPLOYER CONTRIBUTIONS.........................................................................19

              (a)       Employer Non-Elective Contributions..................................................19
              (b)       Previous Employer Contributions......................................................19
              (c)       Employer Matching Contributions......................................................19

SECTION 8.    INVESTMENT OPTIONS.............................................................................20

              (a)       Investment Direction.................................................................20
              (b)       Change in Investment Direction.......................................................20
              (c)       ERISA [scruple]404(c)................................................................20

SECTION 9.    MAINTENANCE AND VALUATION OF PARTICIPANTS' ACCOUNTS............................................21

              (a)       Maintenance of Separate Accounts.....................................................21
              (b)       Valuation of Accounts................................................................21

SECTION 10.   RIGHTS TO BENEFITS.............................................................................22

              (a)       Retirement...........................................................................22
              (b)       Disability Retirement................................................................22
              (c)       Death................................................................................22
              (d)       Other Terminations of Employment.....................................................22
              (e)       Forfeitures..........................................................................23

SECTION 11.   DISTRIBUTION OF BENEFITS.......................................................................24

              (a)       Distribution in Lump Sum on Retirement or on
                                   Termination of Employment Due to Disability...............................24
              (b)       Distribution in Other Than a Lump Sum on Retirement
                                   or on Termination of Employment Due to Disability.........................24
              (c)       Deferral of Distribution on Retirement or on Termination
                                   of Employment Due to Disability...........................................25
              (d)       Payment on Death.....................................................................25
              (e)       Distribution on Other Terminations of Service........................................26
              (f)       Accounts of $5,000 or Less...........................................................26
              (g)       Accounts of More Than $5,000.........................................................26
              (h)       Required Distributions...............................................................27
              (i)       Eligible Rollover Distributions......................................................27

SECTION 12.   WITHDRAWALS....................................................................................29

              (a)       Hardship.............................................................................29
              (b)       Attainment of Age 59-1/2 or 65.......................................................30
              (c)       Other Withdrawals....................................................................30

SECTION 13.   LOANS TO PARTICIPANTS..........................................................................31

              (a)       Requests for Loans...................................................................31
              (b)       Security.............................................................................32
              (c)       Amount of Loans......................................................................32
              (d)       Repayment............................................................................32
              (e)       Administration of Loans..............................................................33

SECTION 14.   ADMINISTRATION BY TRUSTEE......................................................................34

              (a)       Trust Agreement......................................................................34
              (b)       Investment Responsibility............................................................34

              (c)       Other Powers.........................................................................35
              (d)       Uninvested Funds.....................................................................36
              (e)       Audit................................................................................36

SECTION 15.   LEAVE OF ABSENCE, LAYOFF AND ABSENCE ON DISABILITY.............................................37

SECTION 16.   DESIGNATION OF BENEFICIARIES...................................................................38

SECTION 17.   BENEFITS NOT ASSIGNABLE........................................................................39

              (a)       In General...........................................................................39
              (b)       Qualified Domestic Relations Orders..................................................39
              (c)       Court Orders.........................................................................40

SECTION 18.   EXPENSES.......................................................................................41

SECTION 19.   MODIFICATION OR MERGER OF PLAN.................................................................42

SECTION 20.   TERMINATION OF PLAN............................................................................43

SECTION 21.   NOTICES, REPORTS AND STATEMENTS................................................................44

              (a)       General..............................................................................44
              (b)       Qualified Joint and Survivor Annuities...............................................44

SECTION 22.   ADMINISTRATION AND INTERPRETATION OF PLAN......................................................45

SECTION 23.   TOP-HEAVY PROVISIONS...........................................................................47

              (a)       Top-Heavy Determination..............................................................47
              (b)       Compensation.........................................................................47
              (c)       Vesting..............................................................................48
              (d)       Minimum Benefits.....................................................................48
              (e)       Multiple Top-Heavy Plans.............................................................49

SECTION 24.   MISCELLANEOUS PROVISIONS.......................................................................50

              (a)       No Employment Rights Created.........................................................50
              (b)       Rights to Trust Assets...............................................................50
              (c)       Severability.........................................................................50
              (d)       Facility of Payment..................................................................50
              (e)       Missing Persons......................................................................50

              (f)       Military Service.....................................................................51
              (g)       Electronic Means of Communication....................................................51
              (h)       Plan Conversions.....................................................................51

SECTION 25.   EXECUTION......................................................................................52

APPENDIX A    ADOPTION OF PLAN BY AFFILIATED EMPLOYERS.......................................................53

                         SIMMONS RETIREMENT SAVINGS PLAN


SECTION 1.      INTRODUCTION.

        The Simmons Retirement Savings Plan (the "Plan") was adopted effective February 1, 1987.

        The Plan was amended and restated effective May 1, 1991. The primary purpose of that amendment and restatement of the Plan was to bring the Plan into compliance with certain changes in applicable law. A further purpose was to consolidate into a single document the operative provisions of the Plan. In connection with that amendment and restatement of the Plan, contributions to the Plan were permitted to resume effective July 1, 1991.

        The Plan was amended and restated generally effective December 28, 1997. The primary purpose of that amendment and restatement was to comply with applicable provisions of the Uruguay Round Agreements Act, the Uniformed Services Employment and Reemployment Rights Act of 1994, the Small Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997, and the Internal Revenue Service Restructuring and Reform Act of 1998. Such amendment and restatement shall apply only to a Participant who is credited with an Hour of Service on or after December 28, 1997, except as may be otherwise stated herein. The rights and benefits of a Participant who is not credited with an Hour of Service on or after December 28, 1997, shall be determined in accordance with the provisions of the Plan as in effect on the Participant's termination of employment with the Employer.

        The Plan was amended and restated effective as of December 31, 2000. The purpose of this amendment and restatement was in accordance with Code Section 401(k)(2)(12)(C) to provide for the making of Employer Non-Elective Contributions and to allow Participants to make additional salary deferral contributions to the Plan. Such amendment and restatement shall apply only to a Participant who is credited with an Hour of Service on or after December 31, 2000, except as may be otherwise stated herein. The rights and benefits of a Participant who is not credited with an Hour of Service on or after December 31, 2000 shall be determined in accordance with the provisions of the Plan as in effect on the Participant's termination of employment with the Employer.

        The effective date of this amendment and restatement is January 1, 2002. The purpose of this amendment and restatement is to authorize the resumption of Employer Matching Contributions and to incorporate various amendments into the Plan made since its last restatement. This amendment and restatement applies only to a Participant who is credited with an Hour of Service on or after that date, except as may be otherwise stated herein. The rights and benefits of a Participant who is not credited with an Hour of Service on or after January 1, 2002, shall be determined in accordance with the provisions of the Plan as in effect on the Participant's termination of employment with the Employer.

        The purpose of the Plan is to provide Eligible Employees with an opportunity to accumulate retirement income through a program of Eligible Employee contributions. The Plan is intended to be a profit sharing plan for purposes of Sections 401, 402, 412 and 417 of the Internal Revenue Code of 1986, as amended ("Code"), containing a cash or deferred arrangement, qualified under Sections 401 (a) and 401 (k) of the Code.

SECTION 2.      DEFINITIONS.

        For the purposes of the Plan, the following terms shall have the following meanings:

        (a) "ADMINISTRATOR" shall mean the Company or other person or entity appointed to administer the Plan in accordance with Section 22.

        (b) "AFFILIATED COMPANY" shall mean any corporation or entity that is a member of a controlled group of corporations of which the Company is a part, any trade or business (whether or not incorporated) that is under common control with the Company, any member of an affiliated service group of which the Company is a member, and any other entity required to be aggregated with the Company under section 414(o) of the Code, as determined under sections 414(b) and 414(c) (as modified by section 415(h) of the Code for purposes of Section 4(b) hereof), section 414(m) and section 414(o) of the Code and the regulations thereunder.

        (c)     "BENEFICIARY" shall mean the person or persons entitled under
Section 16 to receive benefits under the Plan upon the death of the Participant.

        (d) "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company.

        (e) "BREAK IN SERVICE" shall mean a Plan Year during which a Participant does not complete more than 500 Hours of Service.

        (f) "CODE" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time, or any successor Federal income tax law. Any reference to a section of the Code shall be deemed to include all regulations and regulatory guidance promulgated thereunder.

        (g) "COMPANY" shall mean Simmons Company, a Delaware corporation, and any successor thereto.

        (h) "EARLY RETIREMENT AGE" shall mean the date on which the Participant attains at least age 55 if the Participant has 10 Years of Service.

        (i) "ELIGIBLE EMPLOYEE" shall mean, for purposes of making Salary Deferral contributions, any Employee employed by the Employer for at least twelve (12) weeks and who has attained age 18 and is either (i) not included in a unit of employment covered by a collective bargaining agreement between Employee representatives and the Employer where retirement benefits were the subject of good faith bargaining between such Employee representatives and the Employer or (ii) covered by such a collective bargaining agreement that expressly provides for participation in the Plan. A leased employee is not an Eligible Employee. The term A leased employee means any person (other than an employee of the Employer) who, pursuant to an agreement between the Employer and any other person (the A leasing organization), has performed services for the

Employer (or for the Employer and any related persons determined in accordance with section 414(n)(6) of the Code) on a substantially full time basis for a period of at least one year, and such services are performed under the primary direction or control of the Employer. Contributions or benefits provided to a leased employee by the leasing organization which are attributable to services performed for the Employer shall be treated as provided by the Employer. Notwithstanding the above, for the purpose of determining whether an Employee is an Eligible Employee eligible to receive an Employer Non-Elective Contribution, a Year of Service shall be substituted for the 12-week period described above. Any individual who is an independent contractor, who performs services with the Employer under an agreement that identifies the individual as an independent contractor, or an individual that is not paid through the Employer's regular payroll, is specifically excluded from the Plan.

        In the event the Internal Revenue Service (IRS) retroactively reclassifies such an individual as an Employee, the reclassified Employee will become an Eligible Participant on the date the IRS issues a final determination regarding his/her employment status (or the individual's Entry Date, if later), unless the individual is otherwise excluded from participation. For periods prior to the date of such final determination, the reclassified Employee will not have any rights to accrued benefits under the Plan, except as may be set forth in an amendment adopted by the Employer.

        (j) "EMPLOYEE" shall mean any individual employed by the Company or an Affiliated Company, including any leased employee, as defined in the preceding paragraph.

        (k) "EMPLOYER" shall mean the Company and any Affiliated Company that has been designated by the Board of Directors as eligible to adopt the Plan and which has adopted this Plan. The Affiliated Companies that have adopted the Plan are identified in Appendix A.

        (l) "EMPLOYER MATCHING CONTRIBUTIONS" shall mean the amounts contributed to the Plan, if any, with respect to a Participant's Salary Deferral Contributions. It is intended that such amounts not be includable in a Participant's compensation subject to federal income tax for the Plan Year for which the contribution is made.

        (m) "EMPLOYER NON-ELECTIVE CONTRIBUTIONS" shall mean the amounts contributed to the Plan on an Employee's behalf by the Employer. It is intended that such amounts not be includable in a Participant's compensation subject to federal income tax for the Plan Year for which the contribution is made.

        (n) "ENROLLMENT DATE" shall mean, for purposes of making Salary Deferral Contributions, the first day of the month following the completion of 12 weeks of service and, for purposes of receiving an Employer Non-Elective Contribution, shall mean the first day of the month following the completion of a Year of Service.

        (o) "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as it may be amended from time to time. Any reference to a section of ERISA shall include all regulations and regulatory guidance thereunder.

        (p) "HIGHLY COMPENSATED EMPLOYEE" shall mean, for Plan Years beginning on and after December 28, 1997:

                (i) Any Employee (1) who, during the current or the preceding Plan Year, was at any time a 5-percent owner (as such term is defined in section 416(i)(1) of the Code), or (2) for the preceding Plan Year, received compensation from the Company and all Affiliated Companies in excess of the amount in effect for such Plan Year under section 414(q)(1)(B) of the Code and was in the top paid group of Employees for such Plan Year.

                (ii) "Highly Compensated Employee" shall include a former Employee whose termination of employment occurred prior to the Plan Year and who was a Highly Compensated Employee for the Plan Year in which his termination of employment occurred or for any Plan Year ending on or after his 55th birthday.

                (iii) For the purposes of this Section, the term "compensation" shall mean (1) for the period prior to December 27, 1998, the sum of an Employee's section 415 Compensation and the Employee's Salary Deferrals under this Plan (subject to the dollar limitation described in section 401
(a)(17) of the Code) and elective or salary reduction contributions pursuant to a cafeteria plan under section 125 of the Code, and (2) for the period commencing with the Plan Year beginning on December 27, 1998, an Employee's compensation under section 415 of the Code (subject to the limitation described in section 40l(a)(17) of the Code). For purposes of this Section, the term "top-paid group of Employees" shall mean that group of Employees of the Company and all Affiliated Companies consisting of the top twenty percent (20%) of such Employees when ranked on the basis of compensation paid by the Company and all Affiliated Companies during the preceding Plan Year.

        (q) "HOUR OF SERVICE" shall mean an hour for which an Employee is credited, in accordance with section 2530.200b-2(a) of the United States Department of Labor Regulations for Minimum Standards for Employee Pension Benefit Plans, which provides:

                (i) An Hour of Service is each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer during the applicable computation period;

                (ii) An Hour of Service is each hour for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or leave of absence. Notwithstanding the preceding sentence, (a) no more than 501 Hours of Service are required to be credited under this paragraph (ii) to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period); (b) an hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed is not required to be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, unemployment compensation, or disability insurance laws; and (c) Hours of Service are not required to be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee;

                (iii) An Hour of Service is each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same hours of service shall not be credited both under paragraph
(i) or paragraph (ii), as the case may be, and under this paragraph (iii);

                (iv) An Hour of Service is each hour which was not a compensated hour during a period of absence from the Employer for service in the armed forces of the United States if the Employee returns to work for the Employer at a time when the Employee has re-employment rights under federal law; and

                (v) Solely for purposes of determining whether or not a Break in Service has occurred, an Hour of Service is each non-compensated hour during a period of absence from the Employer (a) by reason of the Employee's pregnancy, (b) by reason of the birth of the Employee's child, (c) by reason of the placement of a child with the Employee in connection with the adoption of the child by the Employee, (d) for purposes of caring for such child for a period beginning immediately following such birth or placement, or (e) on account of an approved leave of absence taken pursuant to the Family and Medical Leave Act of 1993. For purposes of this paragraph (e) the following special rules will apply:

                        (A) any Hour of Service credited with respect to an absence shall be credited (1) only in the Plan Year in which the absence begins, if the Employee would be prevented from incurring a Break in Service in such year solely because of Hours of Service credited hereunder for such absence, or
(2) in any other case, in the immediately following Plan Year;

                        (B) no Hours of Service shall be credited hereunder unless the Employee furnishes the Administrator with such information as the Administrator may reasonably require establishing (1) that the absence from work is an absence described hereunder and (2) the number of days the absence lasted;

                        (C) in no event shall more than 501 Hours of Service be credited to an Employee hereunder for any absence by reason of any one pregnancy or the placement of any one child.

        Hours of Service to be credited to an individual under paragraphs (i),
(ii), and (iii) above will be calculated and credited in accordance with section 2530.200b-2(b) and (c) of the Department of Labor Regulations, which are incorporated herein by reference. However, an Employee will be considered to have completed 45 Hours of Service for each week in which such Employee completes at least one Hour of Service. Hours of Service to be credited to an Employee during an absence described in paragraphs (iv) and (v) above will be determined by the Administrator with reference to the individual's most recent normal work schedule; provided that if the Administrator cannot so determine the number of Hours of Service to be credited, there shall instead be credited 10 Hours of Service for each day of absence.

        (r) "INVESTMENT MANAGER" shall mean an investment manager as defined in section 3(38) of ERISA.

        (s) "NON-HIGHLY COMPENSATED EMPLOYEE" shall mean an Eligible Employee who is not a Highly Compensated Employee.

        (t) "NON-VESTED AMOUNTS" shall mean, with respect to an Employee whose employment terminates for reasons other than retirement, disability, or death (in accordance with Section 10), all amounts which, as of the date of determination, are attributable to contributions made by the Employer (including without limitation Employer Matching Contributions) and which are forfeitable in accordance with the vesting schedule set forth in Section 10(d).

        (u) "NORMAL RETIREMENT AGE" shall mean the date on which the Participant attains age 65.

        (v) "PARTICIPANT" shall mean an Eligible Employee participating in the Plan as provided under Section 3, and whose participation has not terminated as provided in the Plan. If a Participant becomes represented by a collective bargaining agent after electing to participate in the Plan, the right to continue to participate shall not be affected, except as provided under any collective bargaining agreement.

        (w) "PLAN" shall mean this Simmons Retirement Savings Plan, as amended and restated effective January 1, 2002, together with any and all amendments and supplements hereto.

        (x) "PLAN YEAR" shall mean for all years prior to 2002 the annual period ending on the last Saturday in December of each such annual period, or such other annual period that the Company may elect for its tax year. Effective January 1, 2002, and continuing forward, the Plan Year shall be the period commencing January 1 and ending December 31. There shall be a short Plan Year commencing December 30, 2001, and ending December 31, 2001.

        (y) "QUALIFIED ELECTION" shall mean a waiver of a Qualified Joint and Survivor Annuity or a qualified pre-retirement survivor annuity. Any waiver of a Qualified Joint and Survivor Annuity or a qualified pre-retirement survivor annuity shall not be effective unless: (i) the Participant's spouse consents in writing to the election; (ii) the election designates a specific Beneficiary, including any class of Beneficiaries or any contingent Beneficiaries, which may not be changed without spousal consent (or the spouse expressly permits designation by the Participant without any further spousal consent); (iii) the spouse's consent acknowledges the effect of the election; and (iv) the spouse's consent is witnessed by a Plan representative or notary public. Additionally, a Participant's waiver of the Qualified Joint and Survivor Annuity shall not be effective unless the election designates a form of benefit payment which may not be changed without spousal consent (or the spouse expressly permits designations by the Participant without any further spousal consent). If it is established to the satisfaction of a Plan representative that there is no spouse or that the spouse cannot be located, a waiver will be deemed a Qualified Election. Any waiver of the Qualified Joint and Survivor Annuity must take place during the 90-day period ending on the Participant's annuity starting date (as defined in section 417(f) of the Code).

        Any consent by a spouse (or establishment that the consent of a spouse may not be obtained) shall be effective only with respect to such spouse. A consent that permits designations by the Participant without any requirement of further consent by such spouse must acknowledge that the spouse has the right to limit consent to a specific Beneficiary, and a specific form of benefit where applicable, and that the spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior waiver may be made by a Participant without the consent of the spouse at any time before the commencement of benefits. The number of revocations shall not be limited. No consent obtained under this definition shall be valid unless the Participant has received notice as provided in Section 21 (b).

        (z) "QUALIFIED JOINT AND SURVIVOR ANNUITY" shall mean an immediate annuity for the life of the Participant with a survivor annuity for the life of the spouse which is not less than 50% and not more than 100% of the amount of the annuity which is payable during the joint lives of the Participant and the spouse and, in any case, is the amount of the annuity benefit which can be purchased with the amount of the Participant's account which is nonforfeitable.

        (aa) "SALARY" shall mean an Employee's total cash compensation, including Salary Deferrals, but excluding any daily allowances or expenses reimbursed in connection with the performance of duties, as determined from the payroll records of the Employer.

        For Plan Years beginning on or after January 1, 1989, compensation taken into account for any Participant for any Plan Year shall not exceed $200,000, subject to adjustment by the Secretary of the Treasury in the same manner as under Section 415(d) of the Code, except that the dollar increase in effect on January I of any calendar year and the first adjustment to the $200,000 limitation is effective on January 1, 1990.

        In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Salary of each Employee taken into account under the Plan shall not exceed the OBRA >93 annual compensation limit. The OBRA >93 annual compensation limit is $150,000, as adjusted by the Commissioner of Internal Revenue for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA >93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12. For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA >93 annual compensation limit set forth herein.

        (bb) "SALARY DEFERRAL" shall mean the amounts contributed to the Plan on an Eligible Employee's behalf by the Employer at the election of the Eligible Employee. It is intended that such amounts not be includable in a Participant's compensation subject to Federal income tax for the Plan Year for which the contribution is made.

        (cc)    "SECTION 415 COMPENSATION" shall mean compensation as defined in section 415(c)(3) of the Code, which includes amounts contributed by the Employer pursuant to a salary reduction agreement and which are not includable in the gross income of the Participant under Code Sections 125, 132(f), 402(e)(3), 402(h)(1)(B), 403(b) or 457 and in applicable Internal Revenue Service regulations thereunder.

        (dd) "TRUST" shall mean the trust or trusts created by the trust agreement referred to in Section 14 between the Company and the Trustee.

        (ee) "TRUSTEE" shall mean the trustee or trustees (and any successor trustee or trustees) under the trust agreement referred to in Section 14.

        (ff)    "UNITS" shall mean the Units referred to in Section 9.

        (gg) "VALUATION DATE" shall mean the last day of each Plan Year and each day on which the New York Stock Exchange is open for trading.

        (hh) "YEAR OF SERVICE" shall mean a computation period in which an Eligible Employee completes 1,000 Hours of Service. The computation period shall be (i) the 12-consecutive-month period beginning with an Eligible Employee's employment commencement date, and (ii) each Plan Year ending after the initial one year anniversary of the Eligible Employee's commencement date.

SECTION 3.      PARTICIPATION IN THE PLAN.

        (a)     Initial Enrollment.

                (i) For purposes of making Salary Deferrals and receiving Employer Matching Contributions, an Eligible Employee may elect to participate in the Plan, beginning on any Enrollment Date after the completion of twelve
(12) weeks of employment. Such Eligible Employee may authorize a Salary Deferral in accordance with Section 4 and shall direct the investment of Salary Deferrals and Employer Matching Contributions in accordance with Section 8. Such authorization and direction shall be given by the Eligible Employee at a time and in a manner specified by the Administrator.

                (ii) For purposes of receiving an Employer Non-Elective Contribution, an Eligible Employee shall participate in the Plan beginning on the first Enrollment Date coinciding with or following the completion of a Year of Service. Such Participant shall direct the investment of the Employer Non-Elective Contribution in accordance with
        Section 8. Such authorization and direction shall be given by the Eligible Employee at a time and in a manner specified by the Administrator.

        (b)     Transfer from Another Plan.

        Notwithstanding the provision of paragraph (a) above, an Eligible Employee whose account in another qualified plan sponsored or maintained by the Employer (or any current or previous parent or affiliate of the Employer) has been transferred to the Plan in accordance with Section 4(c) shall participate in the Plan beginning on the date of such transfer, whether or not such date is an Enrollment Date. An Eligible Employee whose account in another qualified plan not sponsored or maintained by the Employer (or any current or previous parent or affiliate of the Employer) has been transferred to the Plan in accordance with Section 4(c) shall participate in the Plan in accordance with paragraph (a) above.

        (c)     Termination and Reinstatement.

        If an individual who has ceased to be a Participant because such Participant ceases to be an Eligible Employee, the individual will again become a Participant in the Plan on the first Enrollment Date following the first date on which such individual again completes an Hour of Service as an Eligible Employee.

SECTION 4.      SALARY DEFERRALS.

        (a)     Deferrals from Salary.

                (i) An Eligible Employee may authorize a Salary Deferral of between 1% and 17% of Salary. Notwithstanding the above, the Administrator may reduce the amount of Eligible Employees' Salary Deferrals in any Plan Year and/or require that all Salary Deferrals cease for any part of any Plan Year for the purpose of complying with (A) paragraph (b) below, (B) Section 5, and (C) reasonable, nondiscriminatory limitations established by the Administrator to comply with contractual obligations of the Company regarding the allocation of the limitations of paragraph (b) below between this Plan and the Simmons Company Employee Stock Ownership Plan. The amount of any such reduction shall be the amount determined by the Administrator in accordance with such limitations to be necessary for such compliance and shall be, in the case of a reduction described in clauses (A) and (B) of the preceding sentence, an amount determined individually for any Participant and, in the case of a reduction described in clause (C) of the preceding sentence, an aggregate amount determined for all Eligible Employees making Salary Deferrals in such Plan Year, which amount shall be allocated pro rata among such Eligible Employees to reduce such Salary Deferrals in 1% increments of such Eligible Employees Salary.

                (ii) For Plan Years beginning prior to December 30, 2000, all Salary Deferrals shall be subject to the limitation described in Section 5.

                (iii) A Participant's Salary Deferrals are intended, for federal income tax purposes, to be a direct contribution by the Employer and are intended to be not includable in the Participant's compensation subject to Federal income tax for the year the deferrals are made. A Participant shall be entitled to contribute to the Plan only through Salary Deferrals except as described in paragraph (c) below. No after-tax contributions by Participants shall be required or permitted under the Plan.

                (iv) Salary Deferrals will begin with the first payroll period ending after the Enrollment Date on which the Eligible Employee begins participation in the Plan. Salary Deferrals made by or for a Participant shall be transmitted by his Employer to the Trustee as soon as practicable, but in any event not later than 15 days after the end of the month in which such amounts are withheld or would otherwise have been paid to the Participant. Salary Deferrals shall be credited to a Participant's account from the date of receipt by the Trustee.

                (v) Notwithstanding any provision of the Plan to the contrary, beginning with the first full pay period after January 1, 2002, an Eligible Employee who is employed at Simmons Caribbean Bedding, Inc. and who has completed at least twelve (12) weeks of service as of January 1, 2002 may authorize a Salary Deferral in any amount from 1% to up to 10% (not more than 10%) of the Participant's salary up to a maximum of eight thousand dollars ($8,000) annually in accordance with Section 1165(e)(7) of the Puerto Rico Internal Revenue Code of 1994, as amended.

                (vi) All Salary Deferrals shall be immediately vested and shall not be subject to forfeiture.

        (b)     Maximum Amount of Contributions.

        With respect to any Participant in any Plan Year, the annual addition to a Participant's account may not exceed the lesser of $30,000 or 25% of a Participant's Section 415 Compensation for such Plan Year. The annual addition shall be the sum, credited to a Participant's accounts under this Plan and all other plans maintained by the Company or an Affiliated Company, of:

                (i)     Employer contributions;

                (ii)    forfeitures;

                (iii) Participant contributions, provided that Participant contributions for plan years beginning prior to January 1, 1987 that were disregarded under the provisions in effect prior to that date shall continue to be disregarded;

                (iv) amounts allocated to an individual medical account (as defined in section 415(l) of the Code) which is part of a defined benefit plan maintained by the Company or an Affiliated Company; and

                (v) amounts (derived from contributions paid after December 31, 1985, in taxable years ending after such date) attributable to post-retirement medical benefits allocated to the separate account of a key Employee (as defined in section 419A(d)(3) of the Code) maintained by the Company or an Affiliated Company.

        Notwithstanding the foregoing, the 25% limitation in this paragraph (b) and section 415(c)(1)(B) of the Code shall not apply to any contribution for medical benefits (within the meaning of section 419A(f)(2) or 401(h)) that is otherwise treated as an annual addition.

        Notwithstanding this paragraph (b) and any provision of any other plan with which this Plan must be aggregated for purposes of the limitations set forth herein, to the extent annual additions must be reduced, the annual addition to this Plan shall be reduced first in the manner described in paragraph (d) below, before the reduction of any Participant's annual addition to each other plan in which the Participant participates, but only to the extent necessary to comply with the contractual obligations of the Company regarding the allocation of the limitations on annual additions between this Plan and the Simmons Company Employee Stock Ownership Plan, and thereafter, to the extent annual additions must be reduced further, the annual addition to each other plan in which a Participant participates shall be reduced before any further reduction of such Participant's annual addition under this Plan.

        In the event that any Participant is or was covered under both a defined benefit plan and a defined contribution plan maintained by the Company or an Affiliated Company:

                        (A) Notwithstanding any other provision of this paragraph (b), and as required by the Code, the sum of the Participant's defined benefit plan fraction and defined contribution plan fraction may not exceed 1.0 in any Plan Year (which shall also be the limitation year); provided, however, that the limitation described in this paragraph (A) shall cease to apply for limitation years beginning on and after December 31, 2000. The limitation year is the Plan Year.

                        (B) The defined benefit plan fraction is a fraction, the numerator of which is the sum of the Participant's projected annual benefits under all defined benefit plans (whether or not terminated) maintained by the Company and any Affiliated Company, and the denominator of which is the lesser of (1) 1.25 times the dollar limitation of section 415(b)(1)(A) of the Code in effect for the Plan Year, or (2) 1.4 times the Participant's average Section 415 Compensation for the three consecutive years that produce the highest average. "Projected annual benefit" means the annual benefit to which the Participant would be entitled under the terms of the defined benefit plan if the Participant continued employment until normal retirement age (or actual age, if later) and the Participant's Section 415 Compensation for the Plan Year and all other relevant factors used to determine such benefit remained constant until Normal Retirement Age (or actual age, if later).

                        (C) The defined contribution plan fraction is a fraction, the numerator of which is the sum of the annual additions to the Participant's accounts under all defined contribution plans maintained by the Company or an Affiliated Company (whether or not terminated) for the current and all prior Plan Years, and the denominator of which is the sum of the lesser of the following amounts determined for such year and for each prior year of service with the Company or an Affiliated Company (or a predecessor to the extent permitted under the Code): (1) 1.25 times the dollar limitation effect under section 415(c)(1)(A) of the Code for such year, or (2) 1.4 times the amount which may be taken into account under section 415(c)(1)(B) of the Code.

                (vi) If, in any Plan Year, the sum of the defined benefit plan fraction and the defined contribution plan fraction will exceed 1.0, the rate of benefit accrual under the defined benefit plan(s) will be reduced so that the sum of the fractions equals 1.0.

        Notwithstanding anything to the contrary in this Section, in no event shall a Participant's Salary Deferrals exceed $11,000 for any calendar year (as adjusted under section 402(g) of the Code) when aggregated with other deferrals by the Participant pursuant to any other cash or deferred arrangement maintained by the Company by an Affiliated Company under section 401(k) of the Code.

        (c)     Transfers from other Plans.

        The Administrator shall receive on behalf of a Participant (or on behalf of an individual who would be an "Eligible Employee" but for the fact that such individual has not yet satisfied the minimum age and service requirements contained in the definition of "Eligible Employee" in

Section 2 of this plan) a transfer to the Plan of all or a portion of the amount of any of the following distributions:

                (i) any distribution from a terminated pension or profit sharing plan that was qualified under section 401(a) of the Code, including any plan sponsored by the Company or any current or previous Affiliated Company; and

                (ii) an eligible rollover distribution (within the meaning of section 402 of the Code) from a pension or profit sharing plan that is qualified under section 401(a) of the Code. However, in no event will such a transfer be permitted if, in the sole opinion of the Administrator, such transfer would adversely affect the qualification of the Plan under section 401(a) of the Code, or would subject the Plan to the requirements of section 401(a)(11) or section 417 of the Code to which the Plan would not be subject but for the acceptance of the transfer.

        For purposes of determining the maximum amount that may be contributed on behalf of any Participant within any limits described in the Plan, no amount transferred to the Plan pursuant to this paragraph (c) shall be included in such determination.

        (d)     Return Of Contributions.

                (i) For Plan Years prior to December 30, 2000, Salary Deferrals in excess of the limitation described in Section 5 shall be returned to the Participants who made such deferrals in accordance with Section 5.

                (ii) Notwithstanding any provision to the contrary, if it is determined that in any calendar year the sum of a Participant's Salary Deferrals and deferrals to another plan described by section 401(k) of the Code and maintained by the Company or an Affiliated Company exceeds $11,000 (as adjusted under section 402(g) of the Code), the Administrator shall refund the excess amount to the Participant. Where the Participant makes pretax deferrals to another plan described in section 401(k) of the Code and not maintained by the Company or an Affiliated Company that exceed this $11,000 limit (as adjusted under 402(g) of the Code) when combined with Salary Deferrals, the excess amount shall be refunded to the Participant if individual notifies the Administrator in writing of the excess amount before March 1 of the next calendar year. The Plan shall return any such excess amount to the Participant (together with any earnings attributable to such excess contribution up to the end of the preceding calendar year) no later than April 15 of the succeeding calendar year. Any earnings attributable to such excess contribution shall be determined by multiplying the total earnings of the Participant's account for the year by a fraction, the numerator of which is the amount of excess Salary Deferrals for the Plan Year and the denominator of which is the sum of the account balance of the Participant as of the beginning of the Plan Year attributable to Salary Deferrals, plus Salary Deferrals for the year.

SECTION 5. NONDISCRIMINATION LIMIT ON SALARY DEFERRALS (FOR PLAN YEARS ENDING DECEMBER 30, 2000).

        (a)     General Rules.

        Notwithstanding any provision of the Plan to the contrary, for any Plan Year, the Average Actual Deferral Percentage (as defined in paragraph (b) of this Section) for the group of Highly Compensated Eligible Employees for such Plan Year shall not exceed the greater of (a) 125% of the Average Actual Deferral Percentage for all other Eligible Employees for the preceding Plan Year or (b) the lesser of (i) 200% of the Average Actual Deferral Percentage for all other Eligible Employees for the preceding Plan Year, or (ii) the Average Actual Deferral Percentage for the preceding Plan Year for all other Eligible Employees plus 2 percentage points. If two or more plans which include cash or deferred arrangements are considered as one plan for purposes of sections 401(a)(4) or 410(b) of the Code, such arrangements included in such plans shall be treated as one arrangement for the purposes of this Section; and if any Highly Compensated Eligible Employee is a participant under two or more cash or deferred arrangements maintained by the group consisting of the Company and all Affiliated Companies, all such arrangements shall be treated as one cash or deferred arrangement for purposes of determining the Actual Deferral Percentage with respect to such Highly Compensated Eligible Employee.

        (b)     Actual Deferral Percentage.

        For the purposes of this Section, the Average Actual Deferral Percentage for a specified group of Eligible Employees for a Plan Year shall be the average of the ratios ("Actual Deferral Percentages") (calculated separately for each Eligible Employee in such group) of (a) the amount of Salary Deferrals actually paid to the Trust for each such Eligible Employee for such Plan Year (including any "excess deferrals" described in Section 4(d)(ii)) to (b) the Eligible Employee's compensation for such Plan Year. For the purpose of this Section, the term "compensation" shall mean (i) for the period prior to December 27, 1998, the sum of an Eligible Employee's section 415 Compensation and his Salary Deferrals (subject to the dollar limitation described in section 401(a)(17) of the Code) and (ii) for the period commencing on and after December 27, 1998, an Eligible Employee's compensation under section 415(c)(3) of the Code (subject to the limitations described in section 401(a)(17) of the Code).

        (c)     Highly Compensated Eligible Employee.

        For the purposes of this Section, the term "Highly Compensated Eligible Employee" for a particular Plan Year shall mean any Highly Compensated Employee who is an Eligible Employee.

        (d)     Refund of Excess Contributions.

        In the event that excess contributions (as such term is hereinafter defined) are made to the Trust for any Plan Year, then, prior to March 15 of the following Plan Year, such excess contributions (and any income allocable thereto) shall be distributed to the Highly Compensated Eligible Employees on the basis of the respective portions of the excess contributions attributable to each such Eligible Employee. The excess contributions, and the portion of the excess contributions to be distributed, shall be calculated in the following manner:

                (i) The excess contributions with respect to a Highly Compensated Eligible Employee for a Plan Year are determined by reducing the Salary Deferrals of the Highly Compensated Eligible Employee with the highest Actual Deferral Percentage by the amount required to cause the individual's Actual Deferral Percentage to equal the Actual Deferral Percentage of the Highly Compensated Eligible Employee with the next highest such percentage. If a lesser reduction would enable the arrangement to satisfy the test described in Section 5(a), only this lesser reduction will be made. This process must be repeated until the test described in Section 5(a) would be satisfied.

                (ii) The total of the reductions in the amounts of Salary Deferrals, determined in accordance with (i) above, shall be determined.

                (iii) After the total in (ii) above has been determined, the Salary Deferrals of the Highly Compensated Eligible Employee with the highest dollar amount of Salary Deferrals shall be reduced by the amount required to cause that Highly Compensated Eligible Employee's Salary Deferrals to equal the dollar amount of the Salary Deferrals of the Highest Compensated Eligible Employee with the next highest dollar amount of Salary Deferrals. This amount is then distributed to the Highly Compensated Eligible Employee with the highest dollar amount of Salary Deferrals. However, if a lesser reduction, which added to the total dollar amount already distributed under this step would equal the total excess contributions determined under (ii) above, the lesser reduction amount is distributed to the appropriate Participant.

                (iv) If the total amount distributed under (iii) above is less than the total excess contributions determined under (ii) above, then the procedure described in (iii) is repeated until the full amount of the excess contributions, determined under (ii) above, has been distributed to Participants.

        (e)     Reduction of Excess Contributions.

        Notwithstanding the foregoing, any excess contributions to be distributed hereunder shall be reduced by any excess deferrals previously distributed under Section 4(d)(ii) with respect to the same Plan Year.

        (f)     Testing Provisions.

        In applying the limitations set forth in Sections 5(a) and 4(d)(ii), the Administrator may, at its option, utilize such testing procedures as may be permitted under sections 401(a)(4), 401(k), 401(m) or 410(b) of the Code, including, without limitation, (a) aggregation of the Plan with one or more other qualified plans of the Company and the Affiliated Companies, (b) inclusion of qualified matching contributions, qualified nonelective contributions or elective deferrals described in, and meeting the requirements of, Treasury Regulations under sections 401(k) and 401(m) of the Code to any other qualified plan of the Company and the Affiliated Companies in applying the limitations set forth in Sections 5(a) and 4(d)(ii), (c) effective December 26, 1999, exclusion of all Eligible Employees (other than Highly Compensated Eligible Employees) who have not met the minimum age and service requirements of section 410(a)(1)(A) of the Code in applying the limitations set forth in Section 5(a), or (d) any permissible combination thereof.

SECTION 6.      CHANGES IN DEFERRALS AND VOLUNTARY TERMINATION.

        A Participant, by giving notice to the Administrator at a time and in a manner specified by the Administrator, may change the percentage of Salary authorized as Salary Deferrals to another percentage specified in Section 4(a). Any reduction or increase in this percentage shall be made in accordance with procedures established by the Administrator. Also, a Participant may voluntarily suspend his Salary Deferrals by giving notice to the Administrator at a time and in a manner specified by the Administrator. In the event of a change in the Salary of a Participant, the percentage of Salary Deferrals currently in effect shall be applied as soon as practicable with respect to such changed Salary, without action by the Participant.

SECTION 7.      EMPLOYER CONTRIBUTIONS.

        (a)     Employer Non-Elective Contributions.

                (i) For Plan Years beginning on and after December 31, 2000, and for those Eligible Employees who have satisfied the requirements of Section 3(a)(ii) of the Plan (including, but not limited to, individuals employed by Simmons Caribbean Bedding, Inc.), the Employer shall make an Employer Non-Elective Contribution equal to 3% of a Participant's Salary. All Employer Non-Elective Contributions shall be immediately vested when paid to the Trust and shall not be subject to forfeiture. This Employer Non-Elective Contribution is a Safe Harbor Non-Elective Contribution with the meaning of Code Section 401(k)(12)(C).

        (b)     Previous Employer Contributions.

        Beginning January 1, 1989, and ending December 30, 2000, no Employer contributions were made to the Plan, other than Salary Deferrals. All Employer contributions (other than Salary Deferrals) made to the Plan prior to January 1, 1989 shall continue to be held in the Plan and shall be invested and distributed in accordance with the terms of the Plan.

        (c)     Employer Matching Contributions.

                (i) Effective February 1, 2002, for those Participants who have completed a Year of Service, and are actively employed on the last day of the Plan Year, except if their termination of employment was on account of death, disability or termination of employment following attainment of Normal Retirement Age, the Employer will make an Employer Matching Contribution equal to fifty percent (50%) of the first six percent (6%) of a Participant's Salary Deferrals. The maximum Employer Matching Contribution will equal three percent (3%) of Compensation. The Employer Matching Contribution shall be subject to the vesting schedule set forth in Section 10(d).

                (ii) The non-discrimination rules set forth in Code Section 401(m) shall be satisfied by the Safe Harbor Non-Elective Contribution described in 7(a) above.

SECTION 8.      INVESTMENT OPTIONS.

        (a)     Investment Direction.

        Each Eligible Employee shall direct the manner in which (i) Salary Deferrals (ii) amounts transferred to the Plan in accordance with the provisions of Section 4, (iii) Employer Non-Elective Contributions, (iv) Employer Matching Contributions, and (v) Employer contributions to the Plan made before January 1, 1989, shall be invested. These amounts shall be invested in one of the investment options offered under the Plan, as determined from time to time by the Administrator or the Trustee. A Participant may elect to have these amounts allocated among each investment option only in multiples of 5%.

        Earnings or gains received (or losses incurred) with respect to any investment fund shall be allocated to and reinvested in that investment fund.

        (b)     Change in Investment Direction.

        Any investment direction given by a Participant shall continue in effect until changed by the Participant. A Participant may change investment direction at such times as the Administrator shall designate and in accordance with the procedure established by the Administrator from time to time.

        The term "Participant" as used here shall include a former Participant or a Beneficiary who has elected to defer the distribution of the Participant's account pursuant to Section 11 and a former Participant who has elected to receive an installment distribution pursuant to Section 11.

        (c)     ERISA 404(c).

        The provisions of this Section 8 shall be applied in a manner consistent with United States Department of Labor Regulations 2550.404c-1 (or any future regulations of the United States Department of Labor of similar import) so that this Plan shall be an ERISA 404(c) plan.

SECTION 9.      MAINTENANCE AND VALUATION OF PARTICIPANTS ACCOUNTS.

        (a)     Maintenance of Separate Accounts.

        There shall be established for each Participant a separate account, which shall reflect all Salary Deferrals by the Participant, Employer Non-Elective Contributions, Employer Matching Contributions, rollover contributions, and all other related amounts contributed by the Employer and the investment gains and losses from such amounts. Each Participant shall be furnished a statement of account at times determined by the Administrator, but no less frequently than annually.

        (b)     Valuation of Accounts.

        At such times as may be necessary to reflect Participants proportionate interests in collective investment vehicles offered under the Plan, and at such other times as the Administrator shall determine, the interest of a Participant in each type of investment shall be valued and credited to the account. Any account or portion thereof of a Participant which is invested in a certain fund shall only share in the gains or losses of such fund, and shall not share in the gains or losses of any other Trust fund investment.

SECTION 10.     RIGHTS TO BENEFITS.

        (a)     Retirement.

        Upon retirement at Normal Retirement Age or Early Retirement Age, each Participant will have a fully vested and nonforfeitable interest in amounts allocated to his account in the Trust. Upon retirement, a Participant's account, valued as of the Valuation Date coinciding with or immediately succeeding the date the Participant terminates service, will be distributed to him (or if distributed in installments, will begin to be distributed to him) in accordance with Section 11.

        (b)     Disability Retirement.

        A Participant may retire before his Normal Retirement Age or Early Retirement Age if, because of a medically determinable physical or mental impairment likely to result in death or to be long-continued and indefinite in duration, the Participant cannot engage in any substantial employment with the Employer and as a result his employment with the Employer is terminated. In the event of such termination of employment on account of disability, the Participant will have a fully vested and nonforfeitable interest in amounts allocated to his account in the Trust. A Participant's account, valued as of the Valuation Date coinciding with or immediately succeeding the date the Participant terminates service, will be distributed to him (or if distributed in installments, will begin to be distributed to him) in accordance with Section 11.

        Whether the Participant is disabled will be determined by the Administrator, in its sole discretion, on the basis of medical evidence satisfactory to the Administrator.

        (c)     Death.

        If a Participant or former Participant dies, upon his death his designated Beneficiary will have a fully vested and nonforfeitable interest in, and will be entitled to receive, the amount of the Participant's account in the Trust, valued as of the Valuation Date coinciding with or immediately preceding the date of distribution. Distribution to the Beneficiary will be made (or if distributed in installments, will commence) in accordance with Section 11.

        If a Participant dies, Salary Deferrals from the Participant's Salary not deposited into the Plan prior to the Participant's death will be paid over to the person or persons entitled thereto.

        (d)     Other Terminations of Employment.

        If a Participant terminates employment with the Employer for reasons other than retirement, disability, or death, then the Participant will be entitled to a benefit equal to (i) the balance of his account, less
(ii) the Non-Vested Amounts determined as of the Valuation Date immediately succeeding the date the Participant terminates service. The vesting schedule for determining the Non-Vested Amount of Employer Matching Contributions, if any, shall be as follows:

                Years of Service           Nonforfeitable Percentage
                ----------------           -------------------------
                Less than 1                               0
                1 but less than 2                        20
                2 but less than 3                        40
                3 but less than 4                        60
                4 but less than 5                        80
                5 or more                               100

Years of Service prior to February 1, 2002, shall be recognized in determining a Participant's non-forfeitable right to Employer Matching Contributions. Notwithstanding any provision of the Plan to the contrary, Employer Non-Elective Contributions shall be immediately vested and shall not be subject to forfeiture.

        Distribution of a benefit under this paragraph (d) will be made in accordance with Section 11. However, notwithstanding anything in this Section 10 to the contrary, any person who was an Employee of the Employer as of October 30, 1986, shall be deemed to have five Years of Service as of January 1, 1987. In addition, for purposes of this paragraph (d), only each Year of Service completed by a Participant after attaining age 18 shall be counted.

        (e)     Forfeitures.

        If a Participant terminates service before the Participant has a 100% nonforfeitable interest in his Employer Matching Contributions, then any Non-Vested Amounts shall be forfeited and placed in a separate account on the date the Participant incurs a Break in Service. This separate account shall be invested by the Administrator or Trustee and shall share in the net income (or loss) of the Trust, but shall not be entitled to an allocation of any contributions or forfeitures.

        If, prior to incurring five consecutive Breaks in Service, the Participant becomes re-employed by the Employer, the amount of this separate account shall be deemed not forfeited and shall be returned to the Participant's Employer Matching Contribution account. Upon re-employment, the Participant's vested interest attributable to Employer Matching Contributions shall equal P(AB + (R x D)) - (R x D), where P is the nonforfeitable percentage at the relevant time determined under paragraph (d) above; AB is the account balance of the separate account at the relevant time; D is the amount of the distribution attributable to Employer Matching Contributions; and R is the ratio of the account balance of the separate account at the relevant time to the account balance of such account immediately after the distribution.

        Upon the Participant incurring five consecutive Breaks in Service, the Participant shall permanently forfeit the amount of this separate account, and this amount shall be used to pay expenses of administering the Plan pursuant to
Section 18.

SECTION 11.     DISTRIBUTION OF BENEFITS.

        (a) Distribution in Lump Sum on Retirement or on Termination of Employment Due to Disability.

        In the case of a Participant who has retired after attaining Normal Retirement Age or Early Retirement Age, or who has terminated employment because of disability, unless the Participant elects an optional form of benefit described in paragraph (b) below, a Participant's nonforfeitable account balance will be paid in the form of a single lump-sum payment.

        (b) Distribution in Other Than a Lump Sum on Retirement or on Termination of Employment Due to Disability.

        In the case of Participant who has retired after attaining Normal Retirement Age or Early Retirement Age, or who has terminated employment because of disability, such Participant may elect, in accordance with paragraph (a) above, to receive a distribution of the Participant's nonforfeitable account balance in the form of a Qualified Joint and Survivor Annuity or a single life annuity, or in approximately equal cash installments payable at least annually over a period not to exceed the least of:

                (i)     10 years,

                (ii)    the life expectancy of the Participant, or

                (iii) if the Participant has a spouse who is the designated Beneficiary, the life expectancy of both.

        Any Participant who has elected to receive a distribution in the form of a Qualified Joint and Survivor Annuity or a single life annuity may revoke this election and select another form of payment only by making a Qualified Election as described in Section 2.

        (c) Deferral of Distribution on Retirement or on Termination of Employment Due to Disability.

        In the case of retirement or termination of employment because of disability, the Participant, in lieu of receiving a distribution under paragraph
(a) or (b) above at the time of such retirement or termination, may elect that the Participant's account remain in the Plan; provided, however, that a Participant's account shall be distributed, or begin to be distributed, no later than April 1 of the calendar year following the taxable year in which the Participant attains age 70-1/2, to the extent required in paragraph (h) of the Section. Such an election shall be on a form provided for this purpose signed by the Participant and delivered to the office designated by the Administrator within 90 days before such retirement or termination. Thereafter, the Participant, by giving notice to the Administrator at a time and in a manner specified by the Administrator, shall be considered to have retired at the end of such month for the purpose of the distribution of the Participant's account under paragraphs (a) and (b) of this Section 11.

        (d)     Payment on Death.

        If a Participant dies after distribution of his nonforfeitable account balance has commenced, the remaining nonforfeitable account balance shall be distributed to the Participant's spouse or other Beneficiary, at least as rapidly as under the method of distribution applicable to the Participant at the time of death.

        If a Participant dies before distribution of his nonforfeitable account balance has begun, distribution will commence no later than one year after the Participant's death or, if the Participant's designated Beneficiary is the Participant's surviving spouse, the date the Participant would have attained age 70-1/2 and will be made, as the Beneficiary shall elect, either in a single lump-sum payment or in approximately equal cash installments payable at least annually:

                (i) over a period ending not later than the fifth anniversary of the Participant's death, or

                (ii) if the Participant has a designated Beneficiary who is alive at the time benefits payments commence, over a period not to exceed the life expectancy of the designated Beneficiary.

        In the event of a married Participant's death before the annuity starting date (as defined in Section 417(f) of the Code), if the Participant has elected to receive payment in the form of a Qualified Joint and Survivor Annuity or a single life annuity, his nonforfeitable account balance shall be used to purchase an annuity for the life of his surviving spouse (which shall meet the requirements of a qualified preretirement survivor annuity described in section 417(c) of the Code and which shall provide that benefit payments will begin within a reasonable time after the Participant's death), unless the surviving spouse elects a lump sum or installment form of benefit described in paragraphs
(a) and (b) above.

        With regard to a qualified preretirement survivor annuity as required by the preceding paragraph, the Plan Administrator shall provide each Participant within the Applicable Period for such Participant a written explanation of the qualified preretirement survivor annuity.

        "Applicable Period" shall mean, with respect to a Participant, whichever of the following periods ends last: (a) the period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35; and (b) a reasonable period ending after the individual becomes a Participant. Notwithstanding the foregoing, notice must be provided within a reasonable period ending after separation from service in the case of a Participant who separates from service before attaining age 35. For purposes of applying this definition, a "reasonable period" ending after an event described above is the end of the 2-year period beginning one year prior to the date the applicable event occurs, and ending one year after that date. In the case of a Participant who separates from service before the Plan Year in which age 35 is attained, the Applicable Period shall be the 2-year period beginning one year prior to separation and ending one year after separation. If such a Participant thereafter returns to employment with the Employer or an Affiliated Company, the Applicable Period for such Participant shall be redetermined.

        (e)     Distribution on Other Terminations of Service.

        In the case of a Participant who terminates service for reasons other than death, disability, or retirement after attaining Normal Retirement Age or Early Retirement Age, such Participant shall receive a distribution in a single lump-sum payment, as soon as practicable after the date of termination; provided, however, if the Participant elects at a time and in a manner specified by the Administrator, the Administrator shall instruct the Trustee to purchase on behalf of the Participant a life annuity or Qualified Joint and Survivor Annuity, except that the annuity starting date will be no earlier than the Participant's attainment of age 59-1/2 and will be no later than the Participant's attainment of age 65.

        (f)     Accounts of $5,000 or Less.

        Notwithstanding any provision to the contrary, if the nonforfeitable amount in a Participant's account is $3,500 or less ($5,000 or less on the date of the Participant's termination of employment, effective as of January 1,
2000), the benefit shall be distributed in a single lump-sum payment.

        (g)     Accounts of More Than $5,000.

        If the nonforfeitable amount in a Participant's account is more than $3,500 (more than $5,000 on the date of the Participant's termination of employment effective as of January 1, 2000), no amount shall be distributed to a Participant who has not attained Normal Retirement Age without his consent. Unless the Participant has made an election in accordance with paragraph (c), the Participant's entire account shall continue to be invested in accordance with the terms of the Plan until the Participant reaches Normal Retirement Age and shall then be distributed pursuant to this Section.

        (h)     Required Distributions.

        Notwithstanding any other provisions of the Plan relating to the distribution of a Participant's account, unless a Participant elects otherwise, the distribution of benefits under the Plan will begin not later than the 60th day after the latest of the close of the Plan Year in which (i) the Participant attains age 65, (ii) occurs the 10th anniversary of the year in which the Participant commenced participation in the Plan, or (iii) the Participant terminates service with the Employer. Notwithstanding any other provision of the Plan, to the extent required under section 401(a)(9) of the Code, the entire account balance of a Participant who is a 5% owner (as defined in section 416 of the Code) or who attains age 70-1/2 prior to January 1, 2001 (i) shall be distributed to him in a lump sum in cash not later than April 1 of the calendar year following the calendar year in which individual attains age 70-1/2 and, with respect to such Participants who are Employees, on December 31 of such year and each succeeding year or (ii) shall commence to be distributed to him in one of the forms permitted under Section 11 (b) not later than the time specified in clause (i) of this paragraph. In addition, the account balance of any other Participant must be distributed or commence to be distributed not later than the April 1 of the calendar year following the later of (i) the calendar year in which individual attains age 70-1/2 or (ii) the calendar year in which individual incurs a termination of employment.

        Notwithstanding the foregoing, distributions under this Section shall be made in accordance with the required minimum distribution requirements under the proposed regulations under Section 401(a)(9) of the Code released in July 1987 for distributions made for taxable years commencing before January 1, 2002, and the proposed regulations under Code Section 401(a)(9) released in January 2001 for distributions made for taxable years commencing on or after January 1, 2002, provided that such provisions shall override the other distribution provisions of the Plan only to the extent that such other Plan provisions provide for distribution that is less rapid than required under such provisions of the Code and Regulations. Nothing contained in this Section shall be construed as providing any optional form of payment that is not available under the other distribution provisions of the Plan.

        (i)     Eligible Rollover Distributions.

        This section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this paragraph, a distributee may elect, at the time and in the manner prescribed by the Administrator, to have a portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover. The Administrator shall establish rules regarding the eligibility of a distributee to elect a direct rollover in accordance with the requirements of section 401(a)(31) of the Code.

        The terms used in this paragraph shall be defined as follows:

                (i) "Eligible rollover distribution" means a distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: (A) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated Beneficiary, or for a period of ten years or more; (B) any distribution to the extent such distribution is required under section 401(a)(9) of the Code; (C) any hardship distribution described in Section 401(k)(2)(B)(i)(iv) received after December 31, 1998, (D) the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); (E) any hardship distribution under Section 12(a) of this Plan; or
(F) any other distribution exempted under regulations or other guidance issued by the Internal Revenue Service.

                (ii) "Eligible retirement plan" means an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, or a qualified trust described in section 401(a) of the Code that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to a surviving spouse, an eligible retirement plan is an individual retirement account or an individual retirement annuity.

                (iii) "Distributee" includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is an alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

                (iv) "Direct rollover" means a payment by the Plan to the eligible retirement plan specified by the distributees.

SECTION 12.     WITHDRAWALS.

        (a)     Hardship.

        Any Participant who suffers a financial hardship may request a withdrawal from his account in the Trust of any sum not in excess of the amount of his Salary Deferrals contributed to such account, plus earnings on such Salary Deferrals credited as of December 31, 1988, by written notice to the Administrator setting forth the amount requested and the facts establishing the existence of the financial hardship. For purposes of this Section 12, a "financial hardship" is defined as an immediate and heavy financial need of the Participant where such Participant lacks other available resources to meet this need.

        The following are the only financial needs considered immediate and heavy:

                (i) Expenses for medical care (within the meaning of section 213(d) of the Code) incurred by the Participant or the Participant's spouse, children, or dependents (as defined in section 152 of the Code) or necessary for these persons to obtain such medical care;

                (ii) The purchase (excluding mortgage payments) of a principal residence for the Participant;

                (iii) Payment of tuition and related educational fees for the next 12 months of post- secondary education for the Participant or the Participant's spouse, children, or dependents (as defined in section 152 of the Code); or

                (iv) The need to prevent the eviction of the Participant from, or a foreclosure on the mortgage of, the Participant's principal residence.

        A hardship withdrawal, if approved, shall be limited to the amount necessary to satisfy the financial hardship, and shall be paid to the Participant in a single lump-sum payment. A Participant must obtain all distributions (other than hardship distributions) and all nontaxable loans currently available under the Plan and all other plans maintained by the Employer in order for the distribution to be deemed necessary to satisfy the financial hardship. A Participant receiving a hardship withdrawal shall not be permitted to make Salary Deferrals for 12 months after receipt of the hardship withdrawal, and shall not be permitted to make Salary Deferrals in the calendar year after the calendar year of the hardship withdrawal in excess of $11,000 (as adjusted under section 402(g) of the Code) less the amount of Salary Deferrals for the calendar year of the hardship withdrawal.

        Determination of whether hardship exists, and the amount that may be withdrawn in the event of hardship, shall be made by the Administrator, in its sole discretion, on the basis of all relevant facts and circumstances.

        (b)     Attainment of Age 59-1/2 or 65.

        A Participant who has attained age 59-1/2 may request a withdrawal of all or a portion of his account, attributable to Salary Deferrals. Upon attainment of age 65, a Participant may also request a withdrawal of all or a portion of his nonforfeitable account balance attributable to Salary Deferrals, Employer Matching Contributions, Employer Non-Elective Contributions and Employer contributions made prior to January 1, 1989, and rollover contributions in accordance with Section 4 of the Plan.

        Upon receipt of such request the Administrator will direct the Trustee to distribute the amount of the withdrawal to the Participant in a single lump sum.

        (c)     Other Withdrawals.

        A Participant may request a withdrawal of his nonforfeitable account balance, if any of the following occur:

                (i) termination of this Plan without the establishment of a successor defined contribution Plan;

                (ii) sale by the Company of substantially all of the assets it uses in a trade or business (but only with respect to a Participant who is employed with the entity acquiring such assets); or

                (iii) sale by the Company of its interest in a subsidiary (but only with respect to a Participant who is employed by such subsidiary).

        Upon receipt of such request, the Administrator will direct the Trustee to distribute to the Participant in a single lump-sum payment the amount of the withdrawal.

SECTION 13.     LOANS TO PARTICIPANTS.

        (a)     Requests for Loans.

        A Participant who is a "party-in-interest," as defined in section 3(14) of ERISA, may request, on an application (the "Loan Application") prescribed by the Administrator, that the Administrator direct the Trustee to make a loan from the Trust to the Participant, subject to the terms and conditions of this Section. A Participant is generally a "party-in-interest" if the Participant is
(i) a current employee of the Employer, (ii) a former employee of the Employer who is a director, officer, or 10% stockholder of the Employer, or (iii) a former employee of the Employer who is an officer, director, or 10% stockholder of an entity owned 50% or more by the Employer. A Participant who is otherwise eligible to request a loan may do so only once every 12 months and may have only one loan from the Plan outstanding at any time.

        Loans shall be available to all Participants on a reasonably equivalent basis and shall not be made available to Highly Compensated Employees in an amount greater than the amount made available to Non-Highly Compensated Employees. However, the Administrator may make distinctions based on creditworthiness, state law restrictions affecting payroll deductions, and any other factor that may adversely affect the Trust's ability to assure repayment through payroll deductions. The Administrator may reduce or refuse a requested loan where it determines that timely repayment of the loan is not assured.

        A Participant may apply for a loan by completing and returning to the Administrator the Loan Application. The Administrator shall review the Loan Application and shall approve or deny a loan in its sole discretion. If approved, the loan shall be documented by a promissory note, a payroll withholding authorization, and certain other forms that the Participant will be required to sign and which are described in the Loan Application. The Loan Application also contains the following information:

                (i) the person authorized to administer loans made under this Section;

                (ii)    the procedure for applying for loans;

                (iii)   the basis on which loans will be approved or denied;

                (iv)    limitations on the types and amount of loans available;

                (v)     how the interest rate will be determined;

                (vi)    the collateral required for a loan; and

                (vii) events constituting a default and the action that will be taken by the Plan in the event of a default.

        The Administrator is authorized to amend the Loan Application and the other forms used to document and secure loans in such manner and at such times as the Administrator, in its discretion, deems necessary or appropriate. The Loan Application is incorporated in this Plan by this reference and is deemed to be a part of this Plan.

        (b)     Security.

        The Administrator shall require that each loan be evidenced by a note executed in favor of the Trust and that the loan shall be secured by the entire nonforfeitable amount in the Participant's account.

        Any note evidencing a loan to a Participant made under this Section shall be deemed to be an asset of the Trust which is allocable to the borrowing Participant's account. The fair market value of the note shall be equal to the unpaid balance of the note plus any accrued interest.

        (c)     Amount of Loans.

        The minimum amount of any loan is $1,000. The maximum amount of any loan, together with the aggregate amount of principal and accrued interest owed by the Participant with respect to any prior loan from the Trust, may not exceed the lesser of:

                (i)     $50,000 reduced by the excess (if any) of:

                        (A) the highest outstanding balance of loans from the Plan to the Participant during the one-year period ending on the day before the date on which such loan was made; or

                        (B) the outstanding balance of loans from the Plan to the Participant on the date on which such loan was made; or

                (ii) one-half the present value of the nonforfeitable accrued balance of the Participant under the Plan determined as of the Valuation Date immediately preceding the date the loan is requested.

        (d)     Repayment.

        The loan shall be repayable by payroll deductions no less frequently than monthly. Moreover, the payments of principal and interest shall be amortized on a level basis over the life of the loan. No loan may exceed a period of five years.

        Notwithstanding any other provision of the Plan, loan repayments will be suspended under the Plan as permitted under section 414(u)(4) of the Code (for Participants on a leave of absence for "qualified military service" (as defined in Section 24(f) of the Plan)).

        Notwithstanding any other provision of the Plan, a loan made pursuant to this Section shall be a first lien against the Participant's account. Any amount of principal or interest due and unpaid on the loan at the time of any default on the loan shall be satisfied by deduction from the Participant's account, and shall be deemed to have been distributed to the Participant, as follows:

                (i) in the case of a Participant who is an Employee and who is not, at the time of the default, eligible to receive a distribution of his account, at such time as INDIVIDUAL first becomes eligible to receive a distribution of his account; or

                (ii) in the case of any other Participant, immediately upon such default.

        (e)     Administration of Loans.

        The Administrator shall promulgate rules and procedures relating to such loans. Without limiting the foregoing, the Administrator may require that the spouse of a Participant requesting a loan consent in writing to the loan and to the reduction that may result in the death benefit otherwise payable under this Plan if there is a default on the loan. Such consent shall be obtained within the 90-day period ending on the day the loan is made and shall satisfy the spousal consent requirements of a Qualified Election. In addition to the limitations contained in the Loan Application, the Administrator may further limit the amount of a loan in order to maintain a reserve chargeable against a Participant's account for income taxes which may have to be withheld by the Trustee if the loan becomes a deemed distribution to the Participant. Any taxes required to be withheld by the Trustee shall be charged to and shall reduce the Participant's account to the extent possible and, if not payable from the Participant's account, shall be an administrative expense of the Plan and shall be reimbursed by the Participant.

SECTION 14.     ADMINISTRATION BY TRUSTEE.

        (a)     Trust Agreement.

        The Company has entered into a trust agreement appointing a Trustee under the Plan. The trust agreement provides, among other things, that all funds received by the Trustee thereunder will be held by the Trustee or its designee, and that no part of the corpus or income of the Trust held by the Trustee or its designee shall be used for, or diverted to, purposes other than for the exclusive benefit of Participants or their Beneficiaries. The Company shall have authority to remove such Trustee or any successor Trustee, and any Trustee or any successor Trustee may resign. Upon removal or resignation of a Trustee, the Company shall appoint a successor Trustee.

        The Company shall have authority to direct that there shall be more than one Trustee under the trust agreement and to determine the portion of the assets under the trust agreement to be held by each such Trustee. If such a direction is given, the Company shall designate the additional Trustee or Trustees, and each Trustee shall hold, administer, and keep records with respect to the portion of such assets held by it.

        The Company shall also have the authority to direct that all or a portion of the assets invested in any of the investment options available under the Plan be segregated into one or more separate accounts, each of which shall be invested by an Investment Manager (or such other person or entity) designated by the Company, and to determine the flow of funds into, from, and between the investment funds in a manner consistent with the investment instructions of Participants.

        The Company shall have authority to issue general investment guidelines governing investments by the Trustee and Investment Managers.

        (b)     Investment Responsibility.

        Unless otherwise determined by the Trustee, the Trust assets shall be invested in the investment funds available under the Plan. Each Participant or Beneficiary shall direct the Trustee as to the investment of assets allocated to his account in one or more of such investment funds pursuant to the provisions of Section 8, and the Trustee shall be subject to the direction of the Participant or Beneficiary. The Administrator shall be responsible for directing Participants and Beneficiaries as to the manner in which information and disclosure with respect to the investment funds may be obtained. The Trustee and the Administrator shall develop reasonable administrative procedures governing investment directions by Participants and Beneficiaries, including without limitation, rules regarding the frequency of changes in investment elections and the percentage of each account which may be invested in a particular investment fund; provided, however, that changes in investment elections shall be permitted no less frequently than once each calendar quarter. In such case, the Participant or Beneficiary shall not be deemed to be a fiduciary by reason of such exercise of control over the assets in his account, and no person who is otherwise a fiduciary with respect to the Plan shall be liable for any loss or by reason of any breach, which results from such Participant's or

Beneficiary's exercise of control. All investment-related expenses, including administrative fees charged by brokerage houses, may be charged against the account of the Participant or Beneficiary with respect to which the Participant or Beneficiary directs the investment of assets.

        Subject to the foregoing restrictions, the Trustee shall be authorized and empowered to invest and reinvest all or any part of the Trust assets in any property, including, but not limited to, capital or common, preferred or preference stock (whether voting or nonvoting and whether or not currently paying a dividend), shares of regulated investment companies, convertible securities, and corporate and governmental obligations. Subject to the applicable provisions of Title I of ERISA, the Trustee shall not be bound as to the character of any investments by any statute, rule of court, or custom governing the investment of Trust assets in making and retaining such investments and reinvestments. Notwithstanding anything herein to the contrary, the Trustee shall not maintain any indicia of ownership of any asset held in the Trust outside the jurisdiction of the District Courts of the United States unless such holding is approved through a ruling or regulation promulgated under ERISA by the Secretary of Labor, nor shall the Trustee engage in any transaction that would be prohibited under ERISA or the Code.

        (c)     Other Powers.

        In addition to the authority and powers enumerated in the preceding paragraph (b), the Trustee is authorized and empowered with respect to the
Trust:

                (i) subject to the preceding paragraph (b), and subject to any proper investment instructions from Participants pursuant to the terms of the Plan, to sell, exchange, convey, transfer, or otherwise dispose of, either at public or private sale, any property, real, personal, or mixed, at any time held by it, for such consideration and on such terms and conditions as to credit or otherwise as the Trustee may, in its sole discretion, deem to be in the best interest of the Trust;

                (ii) to vote, in person or by proxy, any stocks, bonds, or other securities held by it; to exercise any options appurtenant to any stocks, bonds, or other securities, or to exercise any rights to subscribe for additional stocks, bonds, or other securities, and to make any and all necessary payments therefor; to-join in, or to dissent from, and to oppose, the reorganization, consolidation, liquidation, sale, or merger of corporations or properties in which it may be interested as Trustee, upon such terms and conditions as it may deem advisable;

                (iii) to make, execute, acknowledge, and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to execute the powers granted herein;

                (iv) to register any investment held in the Trust in the name of the Trust or in the name of a nominee, and to hold any investment in bearer form, but the books and records of the Trustee shall at all times show that all such investments are part of the Trust;

                (v) to employ suitable agents and counsel (who may also be agents and/or counsel for the Employer) and to pay their reasonable expenses and compensation; and

                (vi) subject to Title I of ERISA, to borrow or raise monies for the purpose of the Trust from any source and, for any sum so borrowed, to issue a promissory note as Trustee, but nothing contained herein shall obligate the Trustee to render itself liable in its individual capacity for the amount of any such borrowing, and no person loaning money to the Trustee shall be bound to see to the application of money loaned or to inquire into the validity or propriety of such borrowing.

        Notwithstanding any provision in this paragraph (c) to the contrary, the Trustee shall not engage in any transaction that would be prohibited under ERISA or the Code.

        (d)     Uninvested Funds.

        The Trustee may keep uninvested an amount of cash sufficient in its opinion to enable it to carry out the purposes of the Plan; provided, however, that the Trustee shall be responsible for assuring, to the extent practicable and subject to paragraphs, (b) and (c) above, the daily investment of all cash balances at any time held by the Trustee, so as to maintain daily uninvested cash balances at a minimum. No income shall accrue to an account of any Participant on such uninvested funds.

        (e)     Audit.

        The Company shall select a firm of independent certified public accountants to examine and report on the financial statements of the Plan at such times and intervals as are required by law or determined by it to be reasonable and appropriate.

SECTION 15.     LEAVE OF ABSENCE, LAYOFF AND ABSENCE ON DISABILITY.

        If a Participant is granted a leave of absence by the Employer, no Salary Deferrals shall be permitted during the period of the leave, and deferrals shall be deemed to be suspended during such period.

        If a Participant is laid off, no Salary Deferrals shall be permitted during the period of layoff, and deferrals shall be deemed to be suspended during such period. If at the end of 12 months the Participant has not returned as an Employee in active service, then notwithstanding any other provision of the Plan, the individual's participation in the Plan shall terminate at such time, and employment shall be deemed to have terminated at such time for the purpose of distribution under the Plan.

        If a Participant is absent on account of disability and is receiving disability benefits under a plan of the Employer, there shall be no Salary Deferrals during the period of the leave, and Salary Deferrals shall be deemed to be suspended during such period.

SECTION 16.     DESIGNATION OF BENEFICIARIES.

        A Participant may designate a Beneficiary, or Beneficiaries, to receive all or part of the amount in the Participant's account in case of death. A designation of Beneficiary may be replaced by a new designation or may be revoked by the Participant at any time. A designation or revocation shall be on a form to be provided for such purpose and shall be signed by the Participant and delivered to the Administrator prior to death.

        In case of the death of the Participant, the amount in the Participant's account with respect to which a designation of Beneficiary has been made (to the extent it is valid and enforceable under applicable law) shall be distributed in accordance with the Plan to the designated Beneficiary or Beneficiaries.

        The amount in the Participant's account distributable upon death and not covered by such a designation shall be distributed to the Participant's estate. If there shall be any question as to the legal right of any Beneficiary to receive a distribution under the Plan, the amount in question may be paid to the estate of the Participant, in which event the Trustee and the Employer shall have no further liability to anyone with respect to such amount. The amount in the Participant's account shall be distributed as a single payment as soon as practicable after death.

        If the Participant's Beneficiary should die after the Participant but before all or any payments or installments have been paid, a lump-sum payment of the remaining amount will be made to such Beneficiary's estate.

        Notwithstanding the foregoing provisions of this Section 16 and subject to the requirements for making a Qualified Election, if a Participant dies leaving a surviving spouse, the Participant's surviving spouse shall be deemed to be the Participant's designated Beneficiary for purposes of the Plan unless the Participant has designated another person or entity as the Participant's Beneficiary, the surviving spouse has consented in writing to such designation, and the surviving spouse's consent acknowledges the effect of such designation and has been witnessed by a notary public or a representative of the Plan.

SECTION 17.     BENEFITS NOT ASSIGNABLE.

        (a) In General. Benefits or interests available hereunder will not be subject to assignment or alienation, either voluntarily or involuntarily. For purposes of this Section, a loan made to a Participant or Beneficiary shall not be treated as an assignment or alienation if such loan is secured by the Participant's nonforfeitable account balance and is exempt from the tax imposed by section 4975 (relating to the tax on prohibited transactions) by reason of section 4975(d)(1).

        (b)     Qualified Domestic Relations Orders.

                (i) General Rule. The provisions of subsection (a) above shall not apply to a "qualified domestic relations order," as defined in Section 414(p) of the Code and Section 206(d)(3) of ERISA, or any other domestic relations order permitted to be treated as a "qualified domestic relations order" by the Administrator under the provisions of the Retirement Equity Act of 1984. The Administrator shall establish a written procedure to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders. To the extent provided under a "qualified domestic relations order," a former spouse of a Participant shall be treated as the spouse or surviving spouse for all purposes under the Plan.

                (ii)    QDRO Procedures.

                        (A) Procedure Upon Receipt. Upon receiving a domestic relations order, the Administrator shall notify all affected Participants and any alternate payees (spouse, former spouse, child or other dependent of the Participant, named in the order) that the order has been received. The Administrator shall also notify the affected Participants and alternate payees of its procedure for determining whether the domestic relations order is qualified.

                        (B) Procedure During Determination. During the period the Administrator is determining the qualified status of the order, the Administrator shall separately account for the amount (if any) that would be payable to an alternate payee under this order (if any) that would be payable to an alternate payee under this order (if it were a qualified domestic relations order) during this period. If the Administrator determines the order is a qualified domestic relations order during the 18-month period commencing on the date the first payment would be required under the qualified domestic relations order, then the alternate payee shall receive payment from the separate account. If the Administrator cannot make a determination of the order's qualified status during this 18-month period (or determines the order is not a qualified domestic relations order), then the Trustee shall return the amounts in the separate account to the account of the affected Participant as if no court order had been received.

                (iii)   QDRO Payouts.

                        (A) Payment Upon Receipt of QDRO. Notwithstanding any provision of this Plan to the contrary, any amounts of a Participant's vested Account balances which, due to the receipt of a domestic relations order determined to be a qualified domestic relations order under paragraph (ii) above, become the vested account balances of an alternate payee under such order shall be distributed in the form of a single lump-sum payment in cash to the alternate payee as of the earliest date (following the close of the Plan Year in which the order is determined to be a qualified domestic relations order) on which such amounts can be accurately determined and paid, subject to any provisions of the qualified domestic relations order to the contrary as to a different time of payment. No written consent of the alternate payee shall be required for this distribution pursuant to Treas. Reg. 1.411(a)-11(c)(6).

                        (B) Subsequent Additional Amounts. The preceding subparagraph (A) shall apply to any amounts of a Participant's vested account balances which, due to the receipt of a domestic relations order determined to be a qualified domestic relations order under subsection (b) above, become the vested account balances of an alternate payee under such order after a payment under subparagraph (A) above due to additional vesting, allocation of contributions or earnings, or any other reason.

        (iv) Status of Alternate Payee. An alternate payee under a qualified domestic relations order shall be entitled to all rights of a Beneficiary hereunder except as otherwise specified herein.

        (c)     Court Orders

        Notwithstanding any provision of the Plan to the contrary, the Plan shall honor a judgment, order, decree or settlement providing for the offset of all or a part of a Participants benefit under the Plan, to the extent permitted under Code Section 401(a)(13)(C); provided that the requirements of Code Section 401(a)(13)(C)(iii) relating to the protection of the Participant's spouse (if any) are satisfied.

SECTION 18.     EXPENSES.

        Except to the extent paid by an Employer in its sole discretion and subject to the rules contained in ERISA, expenses of administering the Plan shall be paid out of Trust assets and charged against Participants' accounts in proportion to the balance of the accounts. All expenses of administering the Trust, including but not limited to Trustee fees, investment management fees, legal fees, expenses of any insurance company relating to any investment of the Plan, and brokerage fees, transfer taxes, and other expenses incident to the purchase or sale of securities by the Trustee shall be a charge to and borne by the Trust. Such fees and expenses shall be allocated to each Participant's account on the basis of the Participant's account balance as of the end of any applicable accounting period. Taxes, if any, on any assets held or income received by the Trustee shall be charged appropriately against the accounts of Participants as the Administrator shall determine.

SECTION 19.     MODIFICATION OR MERGER OF PLAN.

        The Company may modify the Plan, provided that no part of the corpus or income attributable to any funds received by the Trustee for the purposes of the Plan shall be used for, or diverted to, purposes other than for the exclusive benefit of Participants or their Beneficiaries. The Plan may be modified by written resolution of the Board of Directors or any of its committees or, to the extent authority with respect to modification of the Plan is delegated, by written instrument signed by the Administrator. In this regard, the Company has delegated authority to the Administrator to modify the Loan Application and the other forms used to document and secure loans to Participants made in accordance with Section 13. Any such modification shall be effective at such date as the Company or the Administrator may determine, except that no such modification, other than one of a minor nature, may apply to any period prior to the announcement of the modification by the Company or the Administrator unless, in the opinion of the Company or the Administrator, such modification is necessary or advisable in order to comply with the provisions of the Code (including any regulations or rulings thereunder) relating to the qualification of similar plans or relating to the exemption of a trust established pursuant thereto or is necessary or advisable in order to comply with any other applicable legal requirements or would not adversely affect the rights of Participants in respect of the Plan. Notice of any modification of the Plan shall be given promptly to the Trustee. Amendments made to the Plan by the Company shall be binding on any Affiliated Company that has adopted the Plan.

        If the Plan's vesting schedule set forth in Section 10(d) is amended, or if the Plan is amended in any way that directly or indirectly affects the computation of the percentage of the Participant's account balance that is nonforfeitable, or if the Plan is deemed amended by an automatic change to or from a top-heavy vesting schedule in accordance with Section 23, each Participant with at least three Years of Service may elect, within a reasonable period after the later of the adoption or effective date of the amendment, to have his nonforfeitable percentage computed under the Plan without regard to such amendment or change.

        There shall be no merger or consolidation of the Plan with, or transfer of assets or liabilities of the Plan to, any other Plan unless each Participant in the Plan would (if the Plan terminated immediately thereafter) receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit the Participant would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated).

SECTION 20.     TERMINATION OF PLAN.

        The Company expects the Plan to be permanent, but the Company must necessarily and does hereby reserve the right to terminate the Plan at any time, for any reason whatsoever, by action of the Board of Directors. Each Employer reserves the right to terminate the participation of its Employees under the Plan and shall provide written notice to the Company that it has terminated the Plan with respect to the Employees. Upon a complete or partial termination of the Plan or complete discontinuance of contributions to the Plan (within the meaning of section 1.411(d)-2 of the Internal Revenue Service regulations), no further contributions shall be made under the Plan on behalf of affected Participants, the account of each affected Participant shall fully vest, and unless otherwise directed by the Company, the accounts of any affected Participants shall be distributed at the time and in the manner specified in Sections 11 and 12.

SECTION 21.     NOTICES, REPORTS AND STATEMENTS.

        (a)     General.

        Notices, reports and statements to be given, made or delivered to an Employee shall be deemed duly given, made or delivered, when hand delivered, or when delivered by first class mail addressed to the Employee at his last known business or home address.

        (b)     Qualified Joint and Survivor Annuities.

        (i) In the case of a Participant who has elected to receive a Qualified Joint and Survivor Annuity or a single life annuity, between 30 and 90 days before the annuity starting date (as defined in section 417(f) of the Code) (effective as of January. 1, 2000, between 7 and 90 days before the annuity starting date), the Administrator shall provide each Participant a written explanation of: (A) the terms and conditions of a Qualified Joint and Survivor Annuity; (B) the Participant's right to make, and the effect and financial consequences of, an election to waive the Qualified Joint and Survivor Annuity form of benefit; (C) the relative values of the various optional forms of benefit under the Plan; (D) the rights of a Participant's spouse regarding a waiver of the Qualified Joint and Survivor Annuity; and (E) the right to make, and the effect and financial consequences of, a revocation of a previous election to waive the Qualified Joint and Survivor Annuity. A Participant's waiver of the Qualified Joint and Survivor Annuity shall not be effective unless made pursuant to a Qualified Election.

        The Administrator shall also provide each such Participant, within a reasonable period after the Participant elects to receive a Qualified Joint and Survivor Annuity or a single life annuity, a written explanation of the qualified pre-retirement survivor annuity payable to the Participant's spouse if the Participant dies prior to the annuity starting date in such terms and in such manner as would be comparable to the explanation provided for meeting the requirement of the notice described in the preceding paragraph for the Qualified Joint and Survivor Annuity. A Participant's waiver of the qualified pre-retirement survivor annuity shall not be effective unless made pursuant to a Qualified Election.

SECTION 22.     ADMINISTRATION AND INTERPRETATION OF PLAN.

        The Company shall be the "administrator" and the "plan sponsor" of the Plan, as those terms are defined in ERISA.

        The Company shall be or shall appoint another person (which may be a person or entity related to the Company) to be the Administrator, which shall have such powers as may be necessary to enable it to administer the Plan, except for powers vested in the Company, the Trustee, and Investment Managers. The Company and the Administrator may each employ persons to render advice with regard to any of its responsibilities under the Plan.

        The Administrator shall have sole and absolute discretion (a) to interpret the provisions of the Plan (including, without limitation, by supplying omissions from, correcting deficiencies in, or resolving inconsistencies or ambiguities in, the language of the Plan), (b) to make factual findings with respect to any issue arising under the Plan, (c) to determine the rights and status under the Plan of Participants and other persons, (d) to decide disputes arising under the Plan and to make determinations and findings (including factual findings) with respect to the benefits payable thereunder and the persons entitled thereto as may be required for the purposes of the Plan.

        In furtherance thereof, but without limiting the foregoing, the Administrator is hereby granted the following specific authorities, which it shall discharge in its sole and absolute discretion in accordance with the terms of the Plan (as interpreted, to the extent necessary, by the Administrator): (a) to resolve all questions (including factual questions) arising under the Plan as to any individual's entitlement to become a Participant, (b) to determine the amount of benefits, if any, payable with respect to any person under the Plan (including, to the extent necessary, making any factual findings with respect thereto), and (c) to conduct the claims and review procedure specified below in this Section 22.

        All decisions of the Administrator as to the facts of any case and the application thereof to any case as to the interpretation of any provision of the Plan or its application to any case, and as to any other interpretative matter or other determination or question related to the Plan shall be final and binding on all parties affected thereby, subject to the provisions of the claims and review procedure specified below in this Section 22.

        Claims will be processed in accordance with ERISA and regulations thereunder, and shall include but not be limited to the following procedures:

                (i) Claims by an Employee, or anyone claiming through an Employee, shall be presented to the Company, which shall either arrange for payment of the claim or refer it to the Administrator for decision. Adequate notice shall be provided in writing to any person whose claim has been denied by the Administrator, setting forth the specific reasons for such denial.

                (ii) Any person whose claim for benefits has been denied may, within 60 days after receipt of notice of denial, submit a written request for review of the decision denying the claim. In such case, the Administrator shall make a full and fair review of such decision within 60 days after receipt of a request for review and notify the claimant in writing of the review decision, specifying the reasons for such decision.

        The Company and the Administrator are each a named fiduciary as that term is used in ERISA with respect to the particular duties and responsibilities herein provided to be allocated to each of them, respectively. Any person, group of persons, or any entity may serve in more than one fiduciary capacity with respect to the Plan (including service both as a Trustee and as an Administrator). The Company and the Administrator are each a named fiduciary as that term is used in ERISA with respect to the particular duties and responsibilities for the operation and administration of the Plan consistent with the Plan's terms. The Company and other named fiduciaries may delegate any of their responsibilities under the Plan by designating in writing other persons to carry out any of such responsibilities (other than Trustee responsibilities the delegation of which may be limited by law) under the Plan, and may employ persons to advise them with regard to any such responsibilities. Any other fiduciary of the Plan may delegate any responsibility with the written consent of the Company.

        The Plan shall be governed by the laws of the State of Georgia (except to the extent that such laws are preempted by ERISA or other federal law) and applicable Federal law (including without limitation ERISA and the Code).

SECTION 23.     TOP-HEAVY PROVISIONS.

        In the event that the Plan is deemed a "Top-Heavy Plan" with respect to any Plan Year (determined in accordance with paragraph (a) below), the following provisions shall apply with respect to such Plan Year, notwithstanding any other Plan provisions to the contrary:

        (a)     Top-Heavy Determination.

        This Plan shall be deemed a "Top-Heavy Plan" only with respect to any Plan Year in which, as of the "Determination Date," the aggregate of the accounts of "Key Employee" under the Plan exceeds 60% of the aggregate of the accounts of all Participants under the Plan. For purposes of this Section 23, "Determination Date" shall mean, with respect to any Plan Year, the last day of the preceding Plan Year or, in the case of the first Plan Year, the last day of such Plan Year. In determining whether or not this Plan is a "Top-Heavy Plan" with respect to any Plan Year, the term "Key Employee" shall have the meaning assigned to such term under section 416(i) of the Code, and the account balance of any Participant who is not a "Key Employee" but who was a "Key Employee" in a prior Plan Year, or who has not been credited with at least one Hour of Service with the Employer at any time during the five-year period ending on the Determination Date, shall not be taken into account. For purposes of determining the amount of the account of any Participant, such amount shall be increased by the aggregate distributions (if any) made with respect to such Participant under this Plan during the five-year period ending on the "Determination Date."

        Each plan of an Employer required to be included in an "Aggregation Group" shall be treated as a "Top-Heavy Plan": if such group is a "Top-Heavy Plan". For purposes of this paragraph (a) "Aggregation Group" shall mean: (i) each plan of the Employer in which a "Key Employee" is a Participant, and (ii) each other plan of an Employer which enables the plan or plans described in the preceding clause (i) to meet the requirements of section 40l(a)(4) or 4l0 of the Code. Any plan of an Employer that is not required to be included in an "Aggregation Group" may be treated as part of such group if such group would continue to meet the requirements of sections 401(a)(4) and 410 of the Code.

        For purposes of this paragraph (a), "Top-Heavy Plan" means any "Aggregation Group" if the sum (as of the "Determination Date") of the present value of the cumulative accrued benefits for "Key Employees" under all defined benefit plans included in such group and the aggregate of the accounts of "Key Employees" under all defined contribution plans included in such group exceeds 60% of a similar sum determined for all Employees.

        (b)     Compensation

        For purposes of this Section 23, "compensation" shall mean Section 415 Compensation, but shall not exceed the amount determined by the Secretary of the Treasury under section 401(a)(17) of the Code.

        (c)     Vesting.

        Notwithstanding Section 10(d), the following vesting schedule shall, to the extent it results in more rapid vesting than provided for under Section 10(d), apply to any Participant hereunder, as provided in section 416 of the
Code:

                        Years of Service          Nonforfeitable Percentage
                            Less than 0                        0
                            3 or more                         100

If the Plan ceases to be a "Top-Heavy Plan," then any Employee who has at least three Years of Service as of the last day of the last Plan Year in which the Plan was "Top-Heavy Plan" may elect that the provisions contained in the preceding sentence shall continue to apply with respect to such Employee. For any other Employee, such provisions shall apply only to the Units in the Employee's account representing Non-Vested Amounts as of the last day of the last Plan Year in which the Plan was "Top-Heavy Plan."

        (d)     Minimum Benefits.

        Employer contributions (if any) allocated to the account of each "non-key employee" for each Plan Year in which the Plan is "Top-Heavy Plan" shall equal the lesser of 3% of the compensation of each "non-key employee" for such Plan Year or the largest percentage of compensation provided through Employer contributions on behalf of any "Key Employee" for such Plan Year. However, in the event that a plan sponsored by the Employer which is qualified under section 401(a) of the Code does not always use, for purposes of determining the fractions under section 415(e), a factor of 1.0 of the applicable dollar limitations, then the number 4% shall replace the number 3% in the previous sentence, provided that the plan or group of plans would not be "Top-Heavy Plan" if "90%" were substituted for "60%" in making this determination. For this purpose, a "non-key employee" shall mean any employee of an Employer who is not a "Key Employee," and who is an Eligible Employee or who would be an Eligible Employee after completing one Year of Service.

        The preceding paragraph shall not apply to any "non-key employee" who is also covered by a defined benefit Plan sponsored by an Employer during a Plan Year in which this Plan is "Top Heavy" if such Employee is entitled for such Plan Year to a minimum benefit accrual under the defined benefit Plan, in accordance with section 416(c)(1) of the Code.

        All Participants who have not terminated employment as of the last day of the Plan Year must receive the minimum contribution. Employees who (i) failed to complete one thousand (1,000) Hours of Service during the Plan Year, (ii) declined to make mandatory contributions to the Plan or (iii) would have been excluded from the Plan because their Compensation is less than a stated amount, must nevertheless be considered Participants for purposes of the minimum contribution in this Section 23(d) if such employees are required to be taken into account in order for the Plan to satisfy the coverage requirements of
Section 410(b) of the Code in accordance with Section

401(a)(5) of the Code. The minimum contribution is determined without regard to any Social Security contribution.

        (e)     Multiple Top-Heavy Plans.

        In the event that a Participant in the Plan is also participating in a defined benefit plan maintained by the Employer or an Affiliated Company during a Plan Year in which both the Plan and such defined benefit plan are "top-heavy," the Participant shall receive the minimum accrued benefit under the defined benefit plan rather than the minimum contribution provided for in this Plan In the event that a Participant in the Plan is also participating in another defined contribution plan maintained by the Employer of an Affiliated Company during a Plan Year in which both the Plan and such other defined contribution plan are "top-heavy," the Participant shall receive the minimum contribution under the other defined contribution plan rather than the minimum contribution provided for in this Plan.

SECTION 24.     MISCELLANEOUS PROVISIONS.

        (a)     No Employment Rights Created.

        Neither the establishment nor the continuation of the Plan, nor anything contained within the Plan, shall be deemed to give any person the right to continued employment by the Company or an Affiliated Company, or to affect the right of the Company or any Affiliated Company to terminate the employment of any individual.

        (b)     Rights to Trust Assets.

        No Participant or Beneficiary shall have any right to, or interest in, any assets of the Trust upon termination of employment or otherwise, except as specifically provided under the Plan, and then only to the extent of the benefits payable under the Plan to the Participant or Beneficiary out of the assets of the Trust. All payments of benefits under this Plan shall be made solely out of assets of the Trust, and neither the Company, the Affiliated Companies, nor any fiduciary shall be liable therefor in any manner.

        (c)     Severability.

        In the event that any provision of this Plan is held invalid or illegal for any reason, this invalidity or illegality shall not affect the remaining parts of the Plan, and the Plan shall be enforced and construed as if the provision had never been inserted herein.

        (d)     Facility of Payment.

        If the Administrator shall find that any person to whom a benefit is payable from the Trust is unable to care for the person's own affairs because of illness or accident, any payments due (unless a prior claim for the benefits has been made by a duly appointed guardian, committee, or other legal representative) may be paid to the recipient's spouse, child, parent, brother or sister, or to any person deemed by the Administrator to have incurred expense for the person otherwise entitled to payment. Any such payment shall be a complete discharge of any liability under the Plan for these benefits.

        (e)     Missing Persons.

        If the Administrator is unable to locate a proper payee within one year after a benefit becomes payable, the Administrator may treat the benefit as a forfeiture. However, if a claim for benefits is subsequently presented by a person entitled to a payment, the forfeited amount shall be re-credited upon verification of the claim, except for those amounts that have been paid pursuant to an escheat or other applicable law.

        (f)     Military Service.

        Notwithstanding any provisions of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code. "Qualified military service" means any service in the uniformed services (as defined in chapter 43 of Title 38 of the United States Code) by any individual if such individual is entitled to re-employment rights under such chapter with respect to such service.

        (g)     Electronic Means of Communication.

        Whenever, under this Plan, a Participant or Beneficiary is required or permitted to make an election, provide a notice, give a consent, request a distribution, or otherwise communicate with the Company, the Administrator, the Trustee or delegate of any of them, to the extent permitted by law, the election, notice, consent, distribution request or other communication may be transmitted by means of telephonic or other electronic communication, if the administrative procedures under the Plan provide for such means of communication.

        (h)     Plan Conversions.

        Notwithstanding any provision of the Plan to the contrary, during any conversion period, in accordance with procedures established by the Administrator, the Administrator may temporarily suspend, in whole or in part, certain provisions of the Plan, which may include, but are not limited to, a Participant's right to change his contribution election, a Participant's right to change his investment election and a Participant's right to borrow or withdraw from his Account or obtain a distribution from his Account.

SECTION 25.     EXECUTION.

        To record the adoption of this Plan, the Company has caused this Plan to be executed on its behalf this 25th day of February, 2002, effective as of January 1, 2002.

                                    SIMMONS COMPANY



                                    By:   \s\
                                          --------------------------------------
                                          William S. Creekmuir
                                          Title: Executive Vice President & CFO

                                   APPENDIX A


                The following Affiliates have adopted the Plan:

                Name                                                  Date of Adoption
                ----                                                  ----------------
                Simmons Caribbean Bedding, Inc. *                     December 31, 2000*

                Simmons Contract Sales, LLC                           December 29, 2001

                World of Sleep Outlets, LLC                           December 29, 2001

                The Simmons Manufacturing Company, LLC                December 29, 2001


* Simmons Caribbean Bedding, Inc. became an Affiliated Company on December 31, 2000 with respect to the Non-Elective Employer Contribution, and on January 1, 2002 with respect to Salary Deferrals and Employer Matching Contributions.